 CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION
ASTERISKS (*****) DENOTE SUCH OMISSION

Exhibit 10.11

The Long-term Cooperation Agreement

Between

Henan Jinding Chemical Industry Co., Ltd.

And

Southwest Chemical Institute

Party A: Henan Jinding Chemical Industry Co., Ltd.
Party B: Sichuan Tianyi Science & Technologies Co., Ltd. (Southwest Chemical Institute)

1.
Since both parties want to form the strategic coalition in production, studying and research, to realize the development and innovation, Party A and Party B herewith have reached a common understanding through friendly negotiations, which is to build the long-term strategic technology cooperation partnership.

2.
Party A is the one of the excellent Henan private-owned enterprises and the high-tech company of fastest development as well. In order to realize the development targets in the Eleventh Five Year, maintain the healthy progress and make the business bigger and stronger in a fast step, it is required to have the technology support backed from Party B. Meanwhile, as Party A is under overseas listing process right now, which indicates the smooth financing channel and strong capital advantages, it also requires Party B to provide profound technology support.

3.
Party B is a comprehensive institute with its major research focused on the chemical engineering of gas & coal and C1 Chemistry and possesses very powerful capability in scientific research and design. It needs Party A by utilizing it as the pilot plant to enlarge, produce and promote its scientific research results.

4.	The cooperative areas of both parties are as follows:

1)	*****

2)
The expansion of DME and the deeper development of downstream products. Party B shall cooperate Party A on the basis of current manufacturing equipment to realize the manufacturing scale of a ***** output per year in the Eleventh Five Year. Party A also shall become the cooperative partner on the R&D of DME’s downstream products, undertake the pilot testing and technology promotion in the research and finally set up the production base of DME and its downstream products.

CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION
ASTERISKS (*****) DENOTE SUCH OMISSION

3)
Party A shall participate the R&D in those national core technology projects undertaken by Party B, apply the R&D results of those national core technology projects in priority and assure the innovation and advancement of those production technologies.

4)
In case that the technology conditions of Party A can be satisfied, the national core technology projects undertaken by Party B shall consider Party A as the most preferential cooperative partner and shall describe the rights and liabilities of both parties in the form of contract.

5)
Both parties shall strengthen the communication on information and R&D work in the form of technology cooperation, establish a periodic communication system. For further collaboration, Party B shall provide technology training and guiding to the technological staff of Party A.

5.
Both parties have unanimously agreed to combine Party A’s advantages in resources, policies and capital financing with Party B’s advantages in human resources, technologies and information areas and thereby form the strong union to complement the advantages one another, co-share both the information and other resources, further develop the new-energy products and finally co-construct the new-energy production base in the field of coal chemical engineering.

6.
Either party herewith identically commits to establish the mutual-beneficial and win-win long-term strategic cooperation partnership. In this way Party B would fully utilize its advantages on scientific and technology innovation to develop technologies in the chemical engineering of coal and on other downstream products and provide technology support in doing the stronger business, prolonging the industrial chains and realizing the recycling economy.

7.	This contract is prepared in octuplicate with either party hold four copies and becomes effective once being signed and sealed by both representatives.

Party A: Henan Jinding Chemical Industry Co., Ltd. (Sealed)
Representative: Ding Kefeng

Party B: Sichuan Tianyi Science & Technologies Co., Ltd. (Sealed)
Representative: Huang Weizhu

Dated on July 25, 2006